SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 9, 2003


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
                 (Name of Small Business issuer in its charter)

            VIRGINIA                      0-21912                54-1624428
            --------                      -------                ----------
(State or other jurisdiction of    (Commission file No.)       (IRS Employer
 incorporation or organization)                              Identification No.)



                               541 HAMILTON STREET
                          ALLENTOWN, PENNSYLVANIA 18101

           (Address of principal executive offices including zip code)

                                 (215) 755-5691
               (Registrant's telephone number including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 9, 2003 upon recommendation of its Board of Directors, the Company dismissed its certifying accountant, Gross Kreger, Passio, LLC ("GKP"). GKP's reports on the Company's financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the years ended December 31, 2001 and 2000 , and the subsequent interim period through September 30, 2002 the Company has not had any disagreements with GKP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Russell Bedford Stefanou Mirchandani LLP (" Russell Bedford Stefanou Mirchandani") as its certifying accountant as of April 9, 2003 for the Company's fiscal year ending December 31, 2002. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

GKP's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------

16 Letter from Gross Kreger, & Passio, LLC, Certified Public Accountants to the Commission, dated April 9, 2003.


SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 9, 2003                  First Chesapeake Financial Corporation

                                      /s/ Mark Mendelson
                                      ----------------------------------
                                      Mark Mendelson, Chairman and Chief
                                      Executive Officer


                                      /s/ Mark Glatz
                                      ----------------------------------
                                      Mark Glatz, Director and
                                      Chief Financial Officer